SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:


[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                            CIM High Yield Securities
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

                                Toby Serkin, Esq.
                        --------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                            CIM HIGH YIELD SECURITIES
                        400 W. Market Street, Suite 3300
                              Louisville, KY 40202



                                                               September 6, 2005



Dear Shareholder:

         The accompanying materials relate to the Annual Meeting of Shareholders of CIM High Yield Securities. The Meeting will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts on October 7, 2005 at 11:00 a.m. Eastern time.

         At the Meeting, you will be asked to vote (i) to liquidate and dissolve the Fund; (ii) to elect one (1) Trustee of the Fund; and (iii) to transact such other business as may properly come before the Meeting and any adjournment thereof. The proposals are described in the accompanying Notice and Proxy Statement.

         YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE IS GREATLY APPRECIATED.

         After you have voted on the proposal, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         We appreciate your participation in this important Meeting. Thank you.

                                                    Sincerely,



                                                    A. George Baumann
                                                    President

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

                  1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

                  2. JOINT ACCOUNTS:  Either party may sign, but the name of the
         party  signing  should   conform   exactly  to  a  name  shown  in  the
         registration.

                  3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                               VALID SIGNATURE
         ------------                               ---------------

         CORPORATE ACCOUNTS
         ------------------

         (1)   ABC Corp.                            ABC Corp.
         (2)   ABC Corp.                            John Doe, Treasurer
         (3)   ABC Corp.
               c/o John Doe, Treasurer              John Doe
         (4)   ABC Corp. Profit Sharing Plan        John Doe, Trustee

         TRUST ACCOUNTS
         --------------

         (1)   ABC Trust                            Jane B. Doe, Trustee
         (2)   Jane B. Doe, Trustee
               u/t/d 12/28/78                       Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         ----------------------------

         (1)   John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA        John B. Smith
         (2)   John B. Smith                        John B. Smith, Jr., Executor

                            CIM HIGH YIELD SECURITIES
                        400 W. MARKET STREET, SUITE 3300
                              LOUISVILLE, KY 40202

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 7, 2005

                           ---------------------------

September 6, 2005

To the Shareholders of CIM HIGH YIELD SECURITIES:

         Notice is hereby given that the Annual Meeting of Shareholders of CIM High Yield Securities (the "Fund"), a Massachusetts business trust, will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, on October 7, 2005, at 11:00 a.m. Eastern time, for the following purposes:

         Proposal 1.  To liquidate and dissolve the Fund.

         Proposal 2.  To elect one (1) Trustee of the Fund.

         Proposal 3.  To transact  such other  business as may  properly come before the meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on August 15, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. The Proxy Statement and proxy card are expected to be mailed to shareholders on or about September 6, 2005.

                                                    By order of the Board of
                                                    Trustees,



                                                    Jeffrey H. Kupor
                                                    Secretary





--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                            CIM HIGH YIELD SECURITIES

                        400 W. MARKET STREET, SUITE 3300
                              LOUISVILLE, KY 40202

                           ---------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 2005

                           ---------------------------

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CIM High Yield Securities, a Massachusetts business trust (the "Fund"), for use at the Annual Meeting of Shareholders of the Fund to be held on October 7, 2005, at 11:00 a.m. Eastern time, at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.


         Proxy solicitations will be made, beginning on or about September 6, 2005, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; INVESCO Institutional (N.A.), Inc. ("INVESCO" or the "Adviser"), the investment adviser of the Fund; or PFPC Inc., ("PFPC") the administrator, accounting agent and transfer agent of the Fund and a subsidiary of The PNC Financial Services Group Inc., or any of their affiliates. In addition, the Fund has engaged Proxy Advantage Inc. (a division of PFPC Inc.), an independent proxy solicitation firm, to assist in soliciting proxies. The cost of these services with respect to the Fund is estimated to be $8,000, plus reasonable out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.


         THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR BY CALLING 1-800-331-1710. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE EXPECTED TO BE MAILED TO SHAREHOLDERS ON OR ABOUT SEPTEMBER 6, 2005.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the liquidation and dissolution of the Fund, FOR election of the nominee as Trustee, and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund. In the absence of a quorum, a majority of the shares present in person or by proxy may adjourn the meeting from time to time until a quorum is present. Proxies that reflect abstentions or broker "non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

         The close of business on August 15, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         The Fund has one class of shares of beneficial interest, par value $.01 per share. On the Record Date there were 6,134,215.894 shares outstanding. Each share is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate shares of one vote. To the knowledge of the Board of Trustees, as of August 15, 2005, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the Fund's outstanding shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders. As of August 15, 2005, Cede & Co., a nominee partnership of The Depository Trust Company, located at 55 Water Street, 25th Floor, New York, New York 10041-0002, held 5,832,604. or 95% of the Fund's shares.

         In order that your shares may be represented at the Meeting, you are requested to:

          o    indicate your instructions on the proxy card;

          o    date and sign the proxy card;

          o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

          o allow sufficient time for the proxy to be received on or before 5:00 P.M., on OCTOBER 5, 2005.

                   PROPOSAL 1: LIQUIDATE AND DISSOLVE THE FUND



         The Board of Trustees of the Fund is recommending that shareholders vote to liquidate and dissolve the Fund on the Board's determination that such action is advisable and in the best interests of the shareholders of the Fund.


BACKGROUND AND REASONS FOR LIQUIDATION AND DISSOLUTION

         The Fund was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company.

         At meetings held on April 21, 2005 and July 15, 2005, the Board discussed the Fund's long-term prospects with the Adviser. In view of the size and expense ratio of the Fund, and after consideration and discussion of the advantages and disadvantages of the proposal to liquidate and dissolve the Fund and the alternatives and other factors, the Board determined that the liquidation and dissolution of the Fund was in the best interests of the Fund's shareholders. On August 4, 2005, the Board unanimously approved this Proposal 1 and the Plan of Liquidation and Dissolution attached hereto as APPENDIX A (the "Plan").

         The reasons for the Board's approval of this Proposal 1 are as follows:

         SMALL FUND SIZE; HIGH EXPENSE RATIO. As of June 30, 2005, the Fund's net assets had declined to approximately $26.8 million (unaudited) from approximately $28.4 million at December 31, 2004 and approximately $27.9 million at December 31, 2003. On December 31, 1999 the Fund had approximately $38 million in net assets. The Board considered that the decline in the Fund's net assets was caused by the increased expenses incurred by the Fund in light of the changing regulatory environment and, to a lesser extent, by market factors. The Board determined that it would be difficult to reduce expenses to a significant extent given current regulatory requirements. They considered that the decline in net assets results in the Fund's higher fixed expenses being spread over a smaller capital base resulting in an expense ratio that is higher than most of the funds in the Fund's peer group. The Board determined that the Fund's present relatively small size precluded the Fund's future efficient operation absent infusions of significant new capital. For example, for the Fund's fiscal year ended December 31, 2004, the ratio of expenses to average net assets was 1.93% compared to 1.58% for the year ended December 31, 2003. For the fiscal year ended December 31, 1999, the Fund's ratio of expenses to average net assets was 1.02%. The Board also concluded that it was unlikely that the Fund would be successful in reducing its expenses in the current regulatory environment.


            DISCOUNT. Shares of closed-end funds often trade in the marketplace at a discount to their net asset value (the "discount"). This has been true in the case of the Fund. Thus the market price paid for the Fund's shares generally has been less than the underlying value of the Fund's portfolio. For example, for the period from January 1, 2005 through June 30, 2005, the average discount of the Fund's shares was approximately 8.32%, while in 2004 the average discount was 1.29%. These discounts do not always prevail, however, since at times in the past the Fund's shares have traded at a premium to their net asset value. The last time that the Fund's shares traded at a premium to their net asset value was October 22, 2004.

            The Board of Trustees over the years has discussed the significance of the existence of the discount and the impact on Fund shareholders. The Board has discussed and considered various strategies to address the discount, including instituting share repurchases, making tender offers for outstanding shares, combining with another fund, and converting to an open-end fund. The Board of Trustees determined that share repurchases or tender offers were not practical given the size of the Fund and that any share repurchase or tender would decrease the size of the Fund and increase the expense ratio for the remaining shareholders.

            The Board of Trustees also consistently concluded that it was in the best interests of Fund shareholders to maintain the closed-end fund format because, since a closed-end fund does not sell and redeem shares continuously, the Fund may keep its assets fully invested and is not forced to buy or sell portfolio securities at inopportune times. The Board also considered that closed-end funds have greater flexibility than open-end funds to invest in illiquid securities and have greater freedom to leverage their portfolios. In addition, the Board considered that expenses of closed-end funds tended to be lower than those of open-end funds because of decreased portfolio turnover and reduced marketing costs.

            The Board also determined that converting the Fund to an open-end fund was not a viable option without an established distribution network that would sell the Fund's shares upon conversion. The Board noted that anticipated large redemptions would likely increase the Fund's expense ratio to an unacceptable level (and be very costly to the Fund's remaining shareholders) without a distributor that was interested in selling Fund shares.

         UNCERTAIN ABILITY TO RAISE CAPITAL. The Board also considered whether the Fund could increase its assets and spread its expenses over a larger capital base by conducting a rights offering. In a rights offering, a closed-end fund issues to existing shareholders the right to purchase additional shares of the fund at a certain price within a specified time. The Board considered, however, that a rights offering at below net asset value would dilute the interests of non-participating shareholders. Given the potential dilution to existing shareholders, the fact that the amount that could have been raised in a rights offering was somewhat limited given the current size of the Fund, as well as the costs of the offering (including fees payable to underwriters) and the possible negative effect of the offering on the share price, the Board concluded that a rights offering was not a viable way to increase Fund assets.

         Because the Fund is a closed-end fund, the raising of significant additional capital for the Fund through means other than a rights offering was deemed unlikely by the Board unless the Fund were to convert to an open-end fund thereby permitting it to sell additional shares in the open market on a continuous basis. As noted above, conversion to an open-end fund would not result in the addition of significant additional capital without access to credible distribution channels to sell additional shares. In discussions with the Adviser, the Board determined that there was not sufficient interest in the distribution of the Fund's shares to merit further consideration of conversion to an open-end fund.

         LACK OF MERGER OPTIONS. The Board considered reorganizing or merging the Fund with another fund with a similar investment objective and with similar investment strategies. However, after some inquiries, the Board determined that very limited interest and probable high transaction costs made a merger transaction unlikely.

            The Board  concluded  that if the  Fund's  assets  were sold and the proceeds distributed, the Fund's shareholders would receive the net asset value of their shares and have the opportunity to direct the proceeds to the investment or investments of their choice. It was expected that most shareholders would not pay significant capital gains taxes as a result of the liquidating distributions. It was also expected that the liquidation of the Fund would be quicker, more certain and less expensive than the negotiation of a transaction with another investment company.

         The Board, which is comprised entirely of Trustees who are not "interested persons" of the Fund (as that term is defined in 1940 Act), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution in the best interests of the Fund and all shareholders, and directing that the Plan be submitted to the shareholders of the Fund for their consideration.

DESCRIPTION OF THE PLAN OF LIQUIDATION AND DISSOLUTION

         In connection with the proposed liquidation and dissolution of the Fund, the Board has approved the Plan. Pursuant to the Plan, upon shareholder approval of Proposal No. 1, the Fund will be liquidated and dissolved. The following summary of the Plan is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached to this Proxy Statement as APPENDIX A. Shareholders are urged to read the Plan in its entirety.

         ADOPTION OF THE PLAN. The effective date of the Plan (the "Effective Date") is the close of business 10 business days after the date on which the shareholders of the Fund approve the liquidation and dissolution of the Fund. On the Effective Date, the Fund will cease business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, paying, discharging or making reasonable provision for the payment of all of the Fund's liabilities (as provided in the Plan), and distributing its remaining assets to the shareholders of the Fund in accordance with the Plan.

         CLOSING OF SHAREHOLDER REGISTER BOOKS AND RESTRICTION ON TRANSFER OF SHARES. The proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective holdings as of the close of business on the Effective Date. On such date, the stock transfer books of the Fund will be closed. Thereafter, unless the stock transfer books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' respective interests in the Fund's assets will not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the American Stock Exchange.

         LIQUIDATION DISTRIBUTIONS. The distribution of the Fund's assets will be made in one or more cash payments in complete cancellation of all of the outstanding shares of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the date of the First Distribution and (b) liabilities as Fund's officers or Trustees reasonably deem to exist against the assets of the Fund as of the date of the First Distribution. Any subsequent distribution (each such other distribution, a "Distribution" and with the First Distribution, the "Liquidating Distributions") will consist of cash from any assets remaining after accrual of expenses, the proceeds of any sale of assets of the Fund not sold prior to the earlier Distributions and any other miscellaneous income of the Fund. The Board of Trustees of the Fund will set the record date and the payment date for the First Distribution and each subsequent Distribution.

         Each shareholder not holding stock certificates of the Fund will receive Liquidating Distributions equal to the shareholder's proportionate interest in the net assets of the Fund. Each shareholder holding stock certificates of the Fund will receive confirmation showing such shareholder's proportionate interest in the net assets of the Fund with a statement that such shareholder will be paid in cash upon return of the stock certificate. All shareholders will receive information concerning the sources of the Liquidating Distributions. Upon the mailing of the final Liquidating Distribution, all outstanding shares of the Fund will be deemed cancelled.

         AMENDMENT OR ABANDONMENT OF THE PLAN. The Plan provides that the Board has the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms of the Liquidating Distributions) as may be necessary or appropriate to effect the liquidation and dissolution of the Fund and the distribution of its net assets to its shareholders in accordance with the purposes to be accomplished by the Plan. In addition, the Board may abandon the Plan without shareholder approval at any time prior to the date of the final Liquidating Distribution if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.


         EXPENSES. The expenses incurred in carrying out the terms of the Plan will be borne by the Fund. Liquidation and dissolution expenses are currently estimated to be approximately $65,000, plus the transaction costs of liquidating the Fund's portfolio.

         DISTRIBUTION AMOUNTS. The Fund's net assets on August 1, 2005 were $27,219,164.45. At such date, the Fund had 6,134,216.164 shares outstanding. Accordingly, on August 1, 2005, the net asset value per share of the Fund was $4.44. The amounts to be distributed to shareholders of the Fund upon liquidation will be reduced by any remaining expenses of the Fund, including the expenses of the Fund in connection with this solicitation and with the liquidation and portfolio transaction costs, as well as the costs incurred in resolving any claims that may arise against the Fund. Liquidation and dissolution expenses are currently estimated to be approximately $65,000, plus the transaction costs of liquidating the Fund's portfolio. Actual liquidation expenses may vary from this estimate. Any increase in such expenses will be funded from the cash assets of the Fund and will reduce the amount available for distribution to shareholders.

         IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE 1940 ACT. On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practical, will apply for de-registration under the 1940 Act. It is expected that the SEC will issue an order approving the de-registration of the Fund if the Fund is no longer doing business as an investment company, although there is no assurance that the SEC will issue such an order. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its de-registration under the 1940 Act. A vote in favor of the Plan will constitute a vote in favor of such course of action. Until the Fund's withdrawal as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

GENERAL TAX CONSEQUENCES

         The  following  is only a general  summary  of the  significant  United
States federal income tax consequences of the Plan to the Fund and its U.S. shareholders who are subject to United States federal income taxation on a net income basis ("U.S. Shareholders") and is limited in scope. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations thereunder, administrative pronouncements by the Internal Revenue Service (the "IRS"), and judicial decisions, all as in effect on the date of this Proxy Statement. Those authorities are all subject to change by legislative, judicial or administrative action, possibly with retroactive effect. The Fund has not sought a ruling from the IRS with respect to the federal income tax consequences to the Fund or its U.S. Shareholders that will result from the Fund's liquidation and dissolution. The statements below are, therefore, not binding on the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any U.S. Shareholder upon receipt of a Distribution will be as set forth below.

         While this summary addresses the significant United States federal income tax consequences of the Plan, neither state nor local tax consequences of the Plan are discussed. Implementing the Plan may impose unanticipated tax consequences on U.S. Shareholders and affect U.S. Shareholders differently, depending on their particular tax situations independent of the Plan.

         The IRS has adopted regulations, commonly referred to as Circular 230, that govern the practice of attorneys, certified public accountants, enrolled agents, and other persons who represent taxpayers before the IRS ("Tax Practitioners"). Amendments to Circular 230 that became effective on June 20, 2005, prescribe specific requirements for certain types of tax opinions and other written tax advice provided by a Tax Practitioner. Under Circular 230 as currently in effect, the discussion of tax considerations in this Proxy Statement could be viewed as constituting a marketed opinion, one of the types of opinions for which Circular 230 prescribes detailed and specific requirements, unless the discussion includes appropriate disclosures regarding the limitations of any tax advice contained therein. To ensure compliance with the requirements of Circular 230, please be advised that any U.S. federal tax advice contained in this Proxy Statement was not intended or written to be used, and cannot be used by
                                       7
any taxpayer, for the purpose of avoiding federal tax penalties. The discussion of tax considerations in this Proxy Statement was written to support the marketing of the Plan. Each U.S. Shareholder should seek advice from an independent tax adviser regarding the federal, state, local and other tax consequences of the Plan in the U.S. Shareholder's particular circumstances.

         In connection with the Plan, the Fund will make one or more distributions of net investment income and/or net capital gains as necessary in order to satisfy the distribution requirements of Subchapter M of the Code and to avoid any federal excise tax liability. Distributions of net investment income will be taxable to U.S. Shareholders as ordinary dividend income, and distributions of net capital gain will be taxable as long-term capital gain regardless of the length of time a U.S. Shareholder has held an interest in the Fund.

         The Liquidating Distributions received by a U.S. Shareholder will be treated for federal income tax purposes as a payment in exchange for a U.S. Shareholder's shares in the Fund. A U.S. Shareholder will recognize a taxable gain or loss on such exchange equal to the difference in the amount of the payment and the U.S. Shareholder's tax basis in its Fund shares. Any such gain or loss will be a capital gain or capital loss if the U.S. Shareholder holds its shares as capital assets. In such event, any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if the Fund's shares were held for more than one year by the U.S. Shareholder at the time of the exchange, and otherwise will generally be a short-term capital gain or loss. If, however, a U.S. Shareholder has held its Fund shares for not more than six months at the time of the exchange, any loss on the exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received from the Fund by the U.S. Shareholder. Under current law, long-term capital gains are taxed to non-corporate U.S. Shareholders at a maximum rate of 15%. Short term capital gains are taxed to non-corporate U.S. Shareholders at the graduated federal income tax rates applicable to ordinary income. Corporate U.S. Shareholders should note that there is no preferential federal income tax rate applicable to long-term capital gains derived by corporations under the Code. Accordingly, all income recognized by a corporate U.S. Shareholder pursuant to the liquidation of the Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates. The foregoing discussion relates only to the federal income tax consequences of receiving a Liquidating Distribution. Shareholders should consult with their personal tax advisers concerning any state or local income tax consequences.

         Under the Code, certain non-corporate U.S. Shareholders may be subject to a withholding tax ("backup withholding") on the Liquidating Distributions they receive from the Fund. Generally, U.S. Shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund, those who, to the Fund's knowledge, have furnished an incorrect number, those who under-report their tax liability, or those who fail to provide certain required certifications to the Fund. Backup withholding is not an additional tax and may be credited against a taxpayer's federal income tax liability so long as the taxpayer files a timely return.

         In the unlikely event that the Fund should lose its status as a regulated investment company under the Code during the liquidation process, the Fund would be subject to taxes
                                       8
which would reduce Liquidating Distributions, and result in the inability of the Fund to pass through to its U.S. Shareholders credits or deductions against foreign taxes paid by the Fund.

         THE TAX CONSEQUENCES DISCUSSED ABOVE MAY AFFECT SHAREHOLDERS DIFFERENTLY DEPENDING ON THEIR PARTICULAR TAX SITUATIONS UNRELATED TO THE LIQUIDATING DISTRIBUTION(S) AND, ACCORDINGLY, THIS SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING ON AN INDIVIDUAL BASIS. SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION(S) AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

RECOMMENDATION OF THE BOARD

         In determining to approve Proposal No. 1 and submit it to shareholders for approval, the Board considered the factors listed above under "Background and Reasons for Liquidation and Dissolution".

REQUIRED VOTE

         Approval of Proposal No. 1 will require the affirmative vote of two-thirds of the outstanding shares of the Fund.

         If Proposal No. 1 is approved, the Fund will proceed to liquidate and dissolve pursuant to the Plan, as described above. If Proposal No. 1 is not approved, the Board will consider what other action, if any, is appropriate and in the interests of the shareholders.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES, WHICH IS COMPRISED ENTIRELY OF INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
      VOTE FOR THE LIQUIDATION AND DISSOLUTION OF THE FUND AS SET FORTH IN
           ---                   THIS PROPOSAL.

                         PROPOSAL 2: ELECTION OF TRUSTEE

         The Board of Trustees is divided into three classes. Each year the term of office of one class will expire. Dr. Donald Ratajczak, the Chairman of the Board of Trustees, has decided not to stand for reelection to the Board of Trustees due to conflicting schedules with other Board memberships. Accordingly, he will no longer be a Trustee of the Fund from and after the date of the Meeting.

         At the Meeting, one (1) of the remaining three Trustees of the Fund is to be elected, to hold office for a period of three years and until a successor is elected and qualified. The nominee, Robert G. Wade, Jr., is currently a Trustee of the Fund and has indicated that he will serve, if elected, but if he should be unable to serve, the proxy will be voted FOR any other person determined by the persons named in the proxy in accordance with their judgment.

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees, none of whom are considered to be interested trustees under the 1940 Act. Information pertaining to the Trustees and officers of the Fund is set forth below.

TRUSTEES:

-------------------------- -------------- ------------- -------------------------- -------------- ----------------------
                                                                                     NUMBER OF
                                            TERM OF                                 PORTFOLIOS
                                          OFFICE AND                                  IN FUND
                           POSITION(S)     LENGTH OF            PRINCIPAL             COMPLEX             OTHER
                            HELD WITH        TIME          OCCUPATION(S) DURING       OVERSEEN         DIRECTORSHIPS
 NAME, ADDRESS 1, AND AGE    THE FUND       SERVED           PAST FIVE YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------- -------------- ------------- -------------------------- -------------- ----------------------
ROBERT G. WADE, JR.,          Trustee     Term:         Consultant to INVESCO,           1                 N/A
Age: 78                                   2002-2005;    Inc. from November 1996
                                          Trustee       to December 1998;
                                          since 1987.   retired in 1998.

-------------------------- -------------- ------------- -------------------------- -------------- ----------------------
JOHN F. NICKOLL,              Trustee     Term:         Director, Chairman,              1        Chairman of Wells
Age: 70                                   2003-2006;    President and Chief                       Fargo Business
                                          Trustee       Executive Officer of The                  Credit.
                                          since 1987.   Foothill Group Inc., a
                                                        commercial finance and
                                                        asset management company.
-------------------------- -------------- ------------- -------------------------- -------------- ----------------------
DR. BRUCE H. OLSON,           Trustee     Term:         Professor of Finance,            1                 N/A
Age: 70                                   2004-2007;    Miami University (Ohio)
                                          Trustee
                                          since 1987.
-------------------------- -------------- ------------- -------------------------- -------------- ----------------------

OFFICERS:

------------------------------ -------------------- ------------------------ -------------------------------------------
        NAME, ADDRESS           POSITION(S) HELD      TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S) DURING PAST
           AND AGE                WITH THE FUND      LENGTH OF TIME SERVED                  FIVE YEARS
------------------------------ -------------------- ------------------------ -------------------------------------------
A. GEORGE BAUMANN 2,                President         Term: Until successor  Head of Institutional Fixed Income at
Age: 48                                              is elected; Since 2002  INVESCO since January 2001;  President and CEO of PRIMCO Capital Management,
                                                                             January 1998 - December 2000.
------------------------------ -------------------- ------------------------ -------------------------------------------
CINDY M. CAMERON 2,                 Treasurer        Term: Until successor   Deputy Finance Director, INVESCO North
Age: 40                                             is elected; Since 2002   America since January 2004; Chief
                                                                             Financial Officer of INVESCO's
                                                                             Institutional Fixed Income Division
                                                                             January 2000-December 2003.
------------------------------ -------------------- ------------------------ -------------------------------------------
JEFFREY H. KUPOR 3,                 Secretary        Term: Until successor   General Counsel, INVESCO Institutional
Age: 37                                             is elected; Since 2003   (N.A.), Inc., since December 2003; Asst.
                                                                             General Counsel of AMVESCAP Group
                                                                             Services, Inc., January 2002-December
                                                                             2003; General Counsel and Secretary, Z-Tel
                                                                             Technologies, Inc., November 1999-
                                                                             December 2001.
------------------------------ -------------------- ------------------------ -------------------------------------------
SALVATORE FAIA, Esquire, CPA    Chief Compliance     Term: Until successor   Senior Legal Counsel, PFPC Inc. from 2002
Vigilant Compliance                  Officer        is elected; Since 2004   to 2004; Chief Legal Counsel, Corviant
186 Dundee Drive, Suite 700                                                  Corporation (Investment Adviser, Broker-
Williamstown, NJ  08094                                                      Dealer and Service Provider to Investment
Age: 42                                                                      Advisers and Separate Accountant
                                                                             Providers) from 2001 to 2002; Partner,
                                                                             Pepper Hamilton LLP (law firm) from 1997
                                                                             to 2001.
------------------------------ -------------------- ------------------------ -------------------------------------------

1 The address for each Trustee is 1166 Avenue of the Americas, 27th Floor,
  New York, NY  10036.
2 The address for these officers is 400 W. Market St., Suite 3300, Louisville,
  KY  40202-1662.
3 The address for this officer is 1360 Peachtree Street, NE, Suite 100, Atlanta,
  GA 303463.


BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

         Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee, as of July 31, 2005.

---------------------------- -------------------------------- --------------------------------- ---------------------------
                                                                    AGGREGATE DOLLAR RANGE
                                                                   OF EQUITY SECURITIES IN
                                 DOLLAR RANGE OF EQUITY              ALL FUNDS OVERSEEN BY          NUMBER OF SHARES OF
    NAME OF TRUSTEE              SECURITIES IN THE FUND                  THE TRUSTEE                BENEFICIAL OWNERSHIP
---------------------------- -------------------------------- --------------------------------- ---------------------------
John F. Nickoll                      $10,001-$50,000                  $10,001-$50,000                   3,575.9840
---------------------------- -------------------------------- --------------------------------- ---------------------------
Dr. Bruce H. Olson                     $1-$10,000                        $1-$10,000                     1,196.0000
---------------------------- -------------------------------- --------------------------------- ---------------------------
Robert G. Wade, Jr.                  $10,001-$50,000                  $10,001-$50,000                   5,236.5360
---------------------------- -------------------------------- --------------------------------- ---------------------------

         As of August 15, 2005, none of the Trustees or their immediate family members owned beneficially or of record securities in the Adviser or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, nor did any Trustee purchase or sell securities of the Adviser or its parents, or subsidiaries of either.

         As of August 15, 2005, the officers and Trustees of the Trust owned beneficially less than 1% of the Fund's outstanding shares.

         The Fund pays each Trustee not affiliated with the Adviser or its affiliates an annual fee of $6,000 plus $1,000 as compensation for each board meeting and committee meeting attended. Each Trustee is reimbursed for travel and out-of-pocket expenses associated with attending board and committee meetings. The Board of Trustees held four regular meetings (two of which were held via telephone conference call) during the fiscal year ended December 31, 2004, and each of the Trustees attended all of the meetings. In addition, the Board of Trustees held three special meetings at which the majority of the Trustees were present. The Trustees do not have a formal policy with respect to attendance at annual shareholder meetings; however, all Trustees participated at last year's annual shareholder meeting. The aggregate fees and expenses paid to the Trustees by the Fund for the fiscal year ended December 31, 2004 amounted to $73,946 (including reimbursement for travel and out-of-pocket expenses).

         The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended December 31, 2004. The officers of the Fund receive no compensation from the Fund for serving in such capacity.

                               COMPENSATION TABLE

                                             PENSION OR       TOTAL COMPENSATION
                          AGGREGATE     RETIREMENT BENEFITS      FROM THE FUND
    NAME OF PERSON       COMPENSATION    ACCRUED AS PART OF     COMPLEX PAID TO
     AND POSITION       FROM THE FUND       FUND EXPENSES          TRUSTEES
     ------------       -------------       -------------          --------

Dr. Donald Ratajczak,      $17,000                $0               $17,000
Chairman of the Board
of Trustees

Dr. Bruce H. Olson,        $18,000                $0               $18,000
Trustee

John F. Nickoll,           $18,000                $0               $18,000
Trustee

Robert G. Wade, Jr.,       $17,000                $0               $17,000
Trustee

                                BOARD COMMITTEES

AUDIT COMMITTEE

         The Board of Trustees has an Audit Committee, which consists of Mr. Nickoll, Dr. Olson and Mr. Wade. Dr. Ratajczak is also a member of the Audit Committee of the Fund until his term expires on the date of the Meeting. All of the members of the Audit Committee are independent Trustees of the Fund as defined in the listing standards of the American Stock Exchange. None of the members of the Audit Committee is an "interested person" as defined in the 1940 Act. The Audit Committee is responsible for the appointment, compensation and oversight of the Fund's Independent Registered Public Accounting Firm and reviews with the Independent Registered Public Accounting Firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met five times, including a special meeting, during the fiscal year ended December 31, 2004.

         The Audit Committee is responsible for overseeing or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and independent audit thereof and overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting. The Audit Committee is also responsible for pre-approving or establishing pre-approval policies and procedures concerning: (i) all audit and permitted non-audit services to be provided to the Fund; and (ii) all permitted non-audit services to be provided by the Fund's Independent Registered Public Accounting Firm to the Adviser and to entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund, except that de minimis non-audit services may, to the extent permitted by applicable law, be approved prior to completion of the audit. In fulfilling its responsibilities, the

Audit Committee reviews and approves the fees charged to the Fund by the Independent Registered Public Accounting Firm in view of the scope of the services provided (including both audit and non-audit services).

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to the Charter that was most recently reviewed and approved by the Board on April 21, 2005, a copy of which was filed with the SEC and included in the Proxy Statement for the October 8, 2004 Annual Meeting of Shareholders. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal control. The Fund's Independent Registered Public Accounting Firm is responsible for planning and carrying out a proper audit.

         Ernst & Young, LLP ("Ernst & Young") was the Independent Registered Public Accounting Firm for the Fund for the fiscal year ended December 31, 2004. In performing its oversight function, at a meeting held on February 24, 2005, the Audit Committee reviewed and discussed the audited financial statements for the Fund's fiscal year ended December 31, 2004 with Fund management and Ernst & Young. The Audit Committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as modified or supplemented. The Audit Committee also received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, INDEPENDENT DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect.

         Members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit
Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Ernst & Young, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended the inclusion of the Fund's audited financial statements for the year ended December 31, 2004 in the Fund's Annual Report dated December 31, 2004.

         At a meeting held on April 21, 2005, a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) selected Ernst & Young as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending December 31, 2005. Ernst & Young has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Ernst & Young professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to auditors. It is expected that representatives of Ernst & Young will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Ernst & Young as the Independent Registered Public Accounting Firm.

Submitted by the Audit Committee of the Fund:
         Dr. Bruce H. Olson, Chairman
         John F. Nickoll
         Dr. Donald Ratajczak
         Robert G. Wade, Jr.

         Set forth in the tables below are fees billed by Ernst & Young to the Fund for the Fund's last two fiscal years ended December 31:


--------------------- -------------------------- ----------------------------
                                 2004                        2003
--------------------- -------------------------- ----------------------------
Audit Fees                      $34,750                     $32,500
--------------------- -------------------------- ----------------------------
Audit Related Fees                 0                           0
--------------------- -------------------------- ----------------------------
Tax Fees                           0                           0
--------------------- -------------------------- ----------------------------
All Other Fees                     0                           0
--------------------- -------------------------- ----------------------------

         The Audit Committee is required to pre-approve permitted non-audit services provided by Ernst & Young to the Adviser and certain of its affiliates to the extent that the services relate directly to the operations and financial reporting of the Fund. No such non-audit services were provided by Ernst & Young during the Fund's 2003 or 2004 fiscal years.

         The aggregate fees paid by the Adviser and certain of its affiliates to Ernst & Young for non-audit services that did not require Audit Committee pre-approval totaled approximately $177,800 in 2004 and $258,500 in 2003. The Audit Committee has considered whether the provision of these services is compatible with maintaining Ernst & Young's independence.

OTHER COMMITTEES

         The Board of Trustees approved a nominating committee (the "Nominating Committee") and adopted a charter on July 8, 2004. The Nominating Committee is comprised of as many Trustees as the Board shall determine, but in any event not fewer than two Trustees. The members of the Nominating Committee are not "interested persons" of the Fund as defined in the listing standards of the American Stock Exchange and Section 2(a)(19) of the 1940 Act. Dr. Olson, Mr. Wade and Mr. Nickoll are members of the Nominating Committee. Dr. Ratajczak is also a member of the Nominating Committee until his term expires on the date of the Meeting. The Nominating Committee's primary responsibility is the screening and nomination of candidates for election to the Board as independent Trustees. The Nominating Committee does not have regularly scheduled meetings. Nominating Committee meetings are held as and when the Nominating Committee or Board determines necessary or appropriate in accordance with the Fund's Bylaws. The Nominating Committee operates under a written charter adopted and approved by the Board. The charter was filed with the SEC and included in the Proxy Statement for the October 8, 2004 Annual Meeting of Shareholders. The Nominating Committee did not meet during the fiscal year ended December 31, 2004.

         The Nominating Committee will consider and evaluate nominee candidates properly submitted by current shareholders of the Fund on the same basis as it considers and evaluates candidates recommended by other sources. A shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary of the Fund, c/o INVESCO Institutional (N.A.), Inc., 1360 Peachtree Street, N.E., Suite 100 Atlanta, GA 30309. The Shareholder Recommendation must include a statement in writing setting forth the following information: (i) the name, age, date of birth, business address and residence address of the person recommended by the shareholder (the "candidate"); (ii) the number of shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) a description of the candidate's education, experience and current employment; (iv) any other information regarding the candidate called for with respect to director nominees; (v) any other information regarding the candidate that would be required to be disclosed, if the candidate were a nominee in the proxy statement or other filing required to be made in connection with the election of Trustees; and (vi) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund.

         All shareholder recommendations properly submitted to the Fund will be held by the Secretary until such time as (i) the Nominating Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Trustee Consideration Meeting") or (ii) the Nominating Committee instructs the Secretary to discard a shareholder recommendation following a Trustee
Consideration Meeting or an interim evaluation of the recommendation. All nominations from Fund shareholders will be acknowledged, although there may be times when the Nominating Committee is not actively recruiting new Trustees.

         In recruiting new Trustees, the Nominating Committee requires that candidates have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience,
(iii) educational background, and (iv) ability, judgment and expertise.

         In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees; (ii) the Fund's officers; (iii) the Fund's investment adviser or subadvisers; (iv) shareholders of the Fund; and (v) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

REQUIRED VOTE

         Approval of Proposal No. 2 regarding the election of Robert G. Wade, Jr. as Trustee requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund represented at the Meeting in person or by proxy.


         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR PROPOSAL 2.
                                   ---


              PROPOSAL 3: OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

         INVESCO serves as the Fund's investment adviser and is located at 1166 Avenue of the Americas, 27th Floor, New York, NY 10036. PFPC Inc. ("PFPC") acts as the Fund's administrator and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. PFPC is a provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides complimentary services through its own subsidiary business units.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act requires the Fund's officers and Trustees, certain persons affiliated with Invesco and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange, Inc. and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 2004, all such filing requirements applicable to such persons were met.

SHAREHOLDER PROPOSALS

         Pursuant to the outcome of the current proposals, future proposals by shareholders that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2006 must be received by the Fund on or before May 1, 2006 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The persons named as proxies in the proxy materials for the Fund's 2006 Annual Meeting of Shareholders may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 30, 2006. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholder meeting.

SHAREHOLDER COMMUNICATIONS

         Shareholders may send written communications to the Board of Trustees of CIM High Yield Securities, c/o INVESCO Institutional (N.A.), Inc. 1360 Peachtree Street, N.E. Suite 100, Atlanta, GA 30309. Shareholder communications will, as appropriate, be forwarded to the entire Board of Trustees or to an individual Trustee.

September 6, 2005



--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                   APPENDIX A
                                   ----------

                       PLAN OF LIQUIDATION AND DISSOLUTION

                            CIM HIGH YIELD SECURITIES

         This PLAN OF LIQUIDATION AND DISSOLUTION (the "Plan") is made as of ___________, 2005 by CIM High Yield Securities (the "Fund"), a Massachusetts business trust and a closed-end investment company under the Investment Company Act of 1940, as amended (as so amended, the "1940 Act").

         WHEREAS, the Board of Trustees (the "Board") of the Fund has determined that it is in the best interests of the shareholders of the Fund (the "Shareholders") to liquidate and dissolve the Fund; and

         WHEREAS, this Plan is intended to accomplish the complete liquidation and dissolution of the Fund in accordance with the laws of the Commonwealth of Massachusetts, the Declaration of Trust of the Fund dated September 11, 1987 (the "Declaration") and the By-Laws of the Fund dated September 11, 1987, as amended (the "By-Laws"); and

         WHEREAS, the Board has considered and approved this Plan as the method of liquidating and dissolving the Fund and has directed that this Plan be submitted to the Shareholders for their consideration;

         NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

         1.    EFFECTIVE DATE OF PLAN.


         The Plan shall be and become effective only at the close of business ten (10) business days after the day on which it is determined that approval of the liquidation and dissolution of the Fund has been approved in accordance with
Section 8.2 of the Declaration by holders of two-thirds of the shares of the Fund outstanding and entitled to vote at a meeting of Shareholders called for the purposes of voting on the Plan and at which a quorum is present (the "Effective Date").


         2.    CESSATION OF BUSINESS.

         At the close of business on the Effective Date, the Fund shall cease its business as an investment company and shall not thereafter engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 4 hereof, and distributing its remaining assets to the Shareholders in accordance with this Plan.

         3.    FIXING OF INTERESTS AND CLOSING OF SHAREHOLDER REGISTER BOOKS.

         The proportionate interests of Shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date. On the Effective Date, the stock transfer books of the Fund shall be closed. Thereafter, unless the stock transfer books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the Shareholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the American Stock Exchange ("AMEX").

         4.    LIQUIDATION OF ASSETS AND PAYMENTS OF DEBTS.

         As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Fund shall determine and pay or discharge, or make reasonable provision to pay or discharge in full, all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the First Distribution (as defined below) provided for in Section 5 below. If the Fund is unable to pay or discharge any unpaid liabilities of the Fund prior to the date of the First Distribution, the Fund shall retain cash or cash equivalents in an amount that it estimates is necessary to pay or discharge such unpaid liabilities of the Fund on the Fund's books on the date of the First distribution and other liabilities as described in Section 5.

         5.    LIQUIDATING DISTRIBUTIONS.

         The Fund's assets are expected to be distributed by one or more cash payments in complete cancellation of all of the outstanding shares of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the date of the First Distribution, and (b) liabilities as the Fund's officers or Trustees shall reasonably deem to exist against the assets of the Fund as of the date of the First Distribution. Any subsequent distribution (each, a "Distribution" and, together with the First Distribution, the "Liquidating Distributions") will consist of cash from any assets remaining after accrual of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the earlier Distributions and any other miscellaneous income of the Fund. The Board will set the record date and payment date for the First Distribution and each subsequent distribution. Cash or other assets held as provided herein for the payment of contingent or unascertained liabilities in accordance with this Plan in excess of the amounts ultimately required for the payment and discharge of the Fund's liabilities and obligations shall be distributed to the Shareholders at the time and under the conditions established with respect to such reserves or other arrangements hereunder providing for the payment thereof.

         Each shareholder not holding stock certificates of the Fund will receive Liquidating Distributions equal to the shareholder's proportionate interest in the net assets of the Fund. Each shareholder holding stock certificates of the Fund will receive confirmation showing such shareholder's proportionate interest in the net assets of the Fund with a statement that such shareholder will be paid in cash upon return of the stock certificate. All Shareholders will receive information concerning the sources of the Liquidating Distributions.

         Upon mailing of the final Liquidating Distribution (the date of such mailing, the "Final Liquidation Date"), all outstanding shares of the Fund will be deemed cancelled.

         6.    SATISFACTION OF TAX DISTRIBUTION REQUIREMENTS

         At or immediately prior to the First Distribution, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Shareholders all of the Fund's investment company taxable income for taxable years or portions thereof ending at or prior to the date of the First Distribution (computed without regard to any deduction for dividends paid) and all of the net capital gain, if any realized in taxable years or portions thereof ending at or prior to the date of the First Distribution (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

         At or immediately prior to the Final Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Shareholders all of the Fund's respective investment company taxable income for taxable years ending at or prior to the Final Liquidation Date (computed without regard to any deduction for dividends paid) and all of the net capital gain, if any, realized in taxable years ending at or prior to the Final Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid excise tax for such periods.

         7.    EXPENSES OF THE LIQUIDATION AND DISSOLUTION OF THE FUND.

         The Fund shall bear all expenses incurred by it in carrying out this Plan, whether or not the liquidation and dissolution contemplated by this Plan are effected.

         8.    FILINGS

         As soon as practicable after the distributions of the Fund's assets, the Fund shall file a notice of liquidation and dissolution of the Fund and any other documents as are necessary to effect the liquidation and dissolution of the Fund in accordance with the requirements of the Declaration, Massachusetts law, the Internal Revenue Code of 1986, as amended (the "Code"), any applicable securities laws, and any rules and regulations of the Securities and Exchange Commission (the "SEC") or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

         9.    DEREGISTRATION AS AN INVESTMENT COMPANY.

         As soon as reasonably practicable after the Final Liquidation Date, the Fund shall file applications with the SEC to de-register under the 1940 Act and shall be authorized to file any amendments thereto as the officers of the Fund deem necessary to effect such de-registration.

         10.   DISSOLUTION AND OTHER FILINGS.

         As soon as reasonably practicable after the SEC has issued an order granting de-registration of the Fund, the Fund shall be terminated under Massachusetts law.

         11.   POWER OF TRUSTEES.

         The Board, and, subject to the direction of the Board, the officers of the Fund, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including, without limitation, the execution and filing of all certificates, documents, instruments, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Massachusetts law, the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Code, the AMEX, or other applicable laws. The death, resignation or disability of any Trustee or officer of the Fund shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in this Plan.

         12.   AMENDMENT OR ABANDONMENT.

         The Board shall have the authority to authorize such variations from, or amendments of, the provisions of this Plan (other than the terms governing Liquidating Distributions) as may be necessary or appropriate to give effect to the liquidation and dissolution of the Fund and the distribution of its net assets to Shareholders in accordance with the purposes to be accomplished by this Plan. In addition, the Board may abandon this Plan at any time prior to the time prior to the Final Liquidation Date following the same procedure required for its approval, if the Board determines that abandonment would be advisable and in the best interests of the Fund and the Shareholders.

         13.   FURTHER ASSURANCES.

         The Fund shall take such further action, prior to, at, and after the Final Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

         14.    GOVERNING LAW

         This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                            CIM HIGH YIELD SECURITIES
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES


         The undersigned hereby appoints Cindy Cameron and Jeff Kupor, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of CIM High Yield Securities which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110 on October 7, 2005, at 11:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE

  X      Please mark votes as in this example.
-----

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LIQUIDATION AND DISSOLUTION OF THE FUND AND FOR THE ELECTION OF THE NOMINEE AS TRUSTEE.

1. PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND:

                                      ___ FOR   ___ AGAINST   ___ ABSTAIN


2.   ELECTION OF TRUSTEE:
     Nominee:
     (01) Robert G. Wade, Jr.         ___ FOR   ___ WITHHELD




                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ______


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                                Date:
           -------------------------            --------------------------------


Signature:                                Date:
           -------------------------            --------------------------------